UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 10, 2006

                         NEW BRUNSWICK SCIENTIFIC CO., INC.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)

            NEW JERSEY                    0-6994          22-1630072
            --------------------          ------          ----------
    (State or other jurisdiction          (Commission    (IRS Employer
          of incorporation)               File Number)   Identification No.)

             P.O. BOX 4005
             44 TALMADGE ROAD
             EDISON,NEW JERSEY                            08818-4005
              -------------------                         ----------
          (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (732) 287-1200

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On October 8, 2006, Joel Jaffe, a director of New
Brunswick Scientific Co., Inc., died following a brief illness. Mr. Jaffe also served as Chair of New Brunswick Scientific Co., Inc.'s Audit Committee. The Board of Directors has made no decision as to whether or not the resulting vacancy on the Board will be filled or when a successor will be designated for Mr. Jaffe's position as Chair of the Audit Committee.





                                    Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    New Brunswick Scientific Co., Inc.


Date: October 10, 2006     By:      /s/ Thomas Bocchino
                                   --------------------
                                    Thomas Bocchino
                                    Vice President, Finance and
                                    Chief Financial Officer